Exhibit (d)(70)

[FORM OF]

SCHEDULE A

To the General Research Services Agreement

Dated as of January 20, 2006

Trust	Fund
Fidelity Charles Street Trust	Fidelity Advisor Asset Manager 70%
Fidelity Advisor Series I	Fidelity Advisor Balanced Fund
Fidelity Advisor Series I	Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Series I	Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Series I	Fidelity Advisor Equity Growth Fund
Fidelity Advisor Series I	Fidelity Advisor Equity Income Fund
Fidelity Advisor Series I	Fidelity Advisor Equity Value Fund
Fidelity Advisor Series I	Fidelity Advisor Fifty Fund
Fidelity Advisor Series I	Fidelity Advisor Growth & Income Fund
Fidelity Advisor Series I	Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Series I	Fidelity Advisor Large Cap Fund
Fidelity Advisor Series I	Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Series I	Fidelity Advisor Mid Cap Fund
Fidelity Advisor Series I	Fidelity Advisor Small Cap Fund
Fidelity Advisor Series I	Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Series I	Fidelity Advisor Value Strategies Fund
Fidelity Advisor Series I	Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Series II	Fidelity Advisor Government Investment Fund
Fidelity Advisor Series I	Fidelity Advisor High Income Advantage Fund
Fidelity Advisor Series I	Fidelity Advisor High Income Fund
Fidelity Advisor Series II	Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Series I	Fidelity Advisor Mid Cap II Fund
Fidelity Advisor Series II	Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Series II	Fidelity Advisor Municipal Income Fund
Fidelity Advisor Series II	Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Series II	Fidelity Advisor Strategic Income Fund
Fidelity Advisor Series I	Fidelity Advisor Value Fund
Fidelity Advisor Series IV	Fidelity Institutional Short-Intermediate Government Fund
Fidelity Advisor Series I	Fidelity Real Estate High Income Fund
Fidelity Advisor Series VII	Fidelity Advisor Biotechnology Fund
Fidelity Advisor Series VII	Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Series VII	Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Series VII	Fidelity Advisor Developing Communications Fund
Fidelity Advisor Series VII	Fidelity Advisor Electronics Fund
Fidelity Advisor Series VII	Fidelity Advisor Financial Services Fund
Fidelity Advisor Series VII	Fidelity Advisor Health Care Fund
Fidelity Advisor Series VII	Fidelity Advisor Natural Resources Fund
Fidelity Advisor Series VII	Fidelity Advisor Real Estate Fund
Fidelity Advisor Series VII	Fidelity Advisor Technology Fund
Fidelity Advisor Series VII	Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Series VIII	Fidelity Advisor Diversified International Fund
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Fund
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Series VIII	Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Series VIII	Fidelity Advisor Global Equity Fund
Fidelity Advisor Series VIII	Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Series VIII	Fidelity Advisor Japan Fund
Fidelity Advisor Series VIII	Fidelity Advisor Korea Fund
Fidelity Advisor Series VIII	Fidelity Advisor Latin America Fund
Fidelity Advisor Series VIII	Fidelity Advisor Overseas Fund
Fidelity Advisor Series VIII	Fidelity Advisor Value Leaders Fund
Fidelity Beacon Street Trust	Fidelity Advisor Tax Managed Stock Fund
Fidelity Beacon Street Trust	Fidelity Tax Managed Stock Fund
Fidelity California Municipal Trust	Fidelity California Municipal Income Fund
Fidelity California Municipal Trust	Fidelity California Short-Intermediate Tax-Free Bond Fund
Fidelity California Municipal Trust II	Fidelity California AMT Tax-Free Money Market Fund
Fidelity California Municipal Trust II	Fidelity California Municipal Money Market Fund
Fidelity Capital Trust	Fidelity Capital Appreciation Fund
Fidelity Capital Trust	Fidelity Disciplined Equity Fund
Fidelity Capital Trust	Fidelity Focused Stock Fund
Fidelity Capital Trust	Fidelity Small Cap Independence Fund
Fidelity Capital Trust	Fidelity Stock Selector
Fidelity Capital Trust	Fidelity Value Fund
Fidelity Central Investment Portfolios II LLC	Fidelity 1-3 Year Duration Securitized Bond Central Fund
Fidelity Central Investment Portfolios II LLC	Fidelity 2-5 Year Duration Securitized Bond Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Discretionary Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Staples Central Fund
Fidelity Central Investment Portfolios II LLC	Fidelity Corporate Bond 1-5 Year Central Fund
Fidelity Central Investment Portfolios II LLC	Fidelity Corporate Bond 1-10 Year Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Energy Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Financials Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Floating Rate Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Health Care Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity High Income Central Fund 1
Fidelity Central Investment Portfolios LLC	Fidelity Industrials Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Information Technology Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Materials Central Fund
Fidelity Central Investment Portfolios II LLC	Fidelity Mortgage Backed Securities Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Specialized High Income Central Fund
Fidelity Central Investment Portfolios II LLC	Fidelity Tactical Income Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Telecom Services Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Utilities Central Fund
Fidelity Charles Street Trust	Fidelity Asset Manager
Fidelity Charles Street Trust	Fidelity Asset Manager: Aggressive
Fidelity Charles Street Trust	Fidelity Asset Manager: Growth
Fidelity Charles Street Trust	Fidelity Asset Manager: Income
Fidelity Charles Street Trust	Fidelity Asset Manager 30%
Fidelity Charles Street Trust	Fidelity Asset Manager 40%
Fidelity Charles Street Trust	Fidelity Asset Manager 60%
Fidelity Colchester Street Trust	Government Portfolio
Fidelity Colchester Street Trust	Money Market Portfolio
Fidelity Colchester Street Trust	Prime Money Market Portfolio
Fidelity Colchester Street Trust	Tax-Exempt Portfolio
Fidelity Colchester Street Trust	Treasury Only Portfolio
Fidelity Colchester Street Trust	Treasury Portfolio
Fidelity Fixed-Income Trust	Fidelity Intermediate Bond Fund
Fidelity Commonwealth Trust	Fidelity Large Cap Stock Fund
Fidelity Commonwealth Trust	Fidelity Mid-Cap Stock Fund
Fidelity Commonwealth Trust	Fidelity Small Cap Retirement Fund
Fidelity Commonwealth Trust	Fidelity Small Cap Stock Fund
Fidelity Fixed-Income Trust	Fidelity Strategic Real Return Fund
Fidelity Fixed-Income Trust	Fidelity U.S. Bond Index Fund
Fidelity Fixed-Income Trust	Spartan Intermediate Treasury Bond Index Fund
Fidelity Fixed-Income Trust	Spartan Long Term Treasury Bond Index Fund
Fidelity Fixed-Income Trust	Spartan Short Term Treasury Bond Index Fund
Fidelity Congress Street Fund	Fidelity Congress Street Fund
Fidelity Contrafund	Fidelity Advisor New Insights Fund
Fidelity Contrafund	Fidelity Contrafund
Fidelity Court Street Trust	Fidelity Connecticut Municipal Income Fund
Fidelity Court Street Trust	Fidelity Florida Municipal Income Fund
Fidelity Court Street Trust	Fidelity New Jersey Municipal Income Fund
Fidelity Court Street Trust II	Fidelity Connecticut Municipal Money Market Fund
Fidelity Court Street Trust II	Fidelity Florida Municipal Money Market Fund
Fidelity Court Street Trust II	Fidelity New Jersey AMT Tax-Free Money Market Fund
Fidelity Court Street Trust II	Fidelity New Jersey Municipal Money Market Fund
Fidelity Destiny Portfolios	Destiny I
Fidelity Destiny Portfolios	Destiny II
Fidelity Devonshire Trust	Fidelity Equity-Income Fund
Fidelity Devonshire Trust	Fidelity Large Cap Growth Fund
Fidelity Devonshire Trust	Fidelity Large Cap Value Fund
Fidelity Devonshire Trust	Fidelity Mid Cap Growth Fund
Fidelity Devonshire Trust	Fidelity Mid Cap Value Fund
Fidelity Devonshire Trust	Fidelity Real Estate Investment Portfolio
Fidelity Fixed-Income Trust	Fidelity Tax-Free Bond Fund
Fidelity Devonshire Trust	Fidelity Utilities Fund
Fidelity Exchange Fund	Fidelity Exchange Fund
Fidelity Financial Trust	Fidelity Convertible Securities Fund
Fidelity Financial Trust	Fidelity Equity-Income II Fund
Fidelity Financial Trust	Fidelity Independence Fund
Fidelity Fixed-Income Trust	Fidelity Strategic Dividend & Income Fund
Fidelity Summer Street Trust	Fidelity Focused High Income Fund
Fidelity Summer Street Trust	Fidelity High Income Fund
Fidelity Fixed-Income Trust	Fidelity Inflation-Protected Bond Fund
Fidelity Fixed-Income Trust	Fidelity Investment Grade Bond Fund
Fidelity Fixed-Income Trust	Fidelity Short-Term Bond Fund
Fidelity Fixed-Income Trust	Spartan Government Income Fund
Fidelity Garrison Street Trust	Fidelity Money Market Central Fund
Fidelity Garrison Street Trust	Fidelity Ultra-Short Central Fund
Fidelity Garrison Street Trust	Fidelity VIP Investment Grade Central Investment Portfolio
Fidelity Hastings Street Trust	Fidelity Discovery Fund
Fidelity Hastings Street Trust	Fidelity Fifty
Fidelity Hastings Street Trust	Fidelity Fund
Fidelity Hastings Street Trust	Fidelity Growth & Income II Portfolio
Fidelity Hereford Street Trust	Fidelity Government Money Market Fund
Fidelity Hereford Street Trust	Fidelity Money Market Fund
Fidelity Hereford Street Trust	Fidelity U.S. Treasury Money Market Fund
Fidelity Income Fund	Fidelity Ginnie Mae Fund
Fidelity Income Fund	Fidelity Government Income Fund
Fidelity Income Fund	Fidelity Intermediate Government Income Fund
Fidelity Income Fund	Fidelity Total Bond Fund
Fidelity Income Fund	Fidelity Ultra-Short Bond Fund
Fidelity Investment Trust	Fidelity Aggressive International Fund
Fidelity Investment Trust	Fidelity Canada Fund
Fidelity Investment Trust	Fidelity China Region Fund
Fidelity Investment Trust	Fidelity Diversified International Fund
Fidelity Investment Trust	Fidelity Emerging Markets Fund
Fidelity Investment Trust	Fidelity Europe Capital Appreciation Fund
Fidelity Investment Trust	Fidelity Europe Fund
Fidelity Charles Street Trust	Fidelity Global Balanced Fund
Fidelity Investment Trust	Fidelity International Discovery Fund
Fidelity Investment Trust	Fidelity International Growth Fund
Fidelity Investment Trust	Fidelity International Small Cap Fund
Fidelity Investment Trust	Fidelity International Small Cap Opportunities Fund
Fidelity Investment Trust	Fidelity International Value Fund
Fidelity Investment Trust	Fidelity Japan Fund
Fidelity Investment Trust	Fidelity Japan Smaller Companies Fund
Fidelity Investment Trust	Fidelity Latin America Fund
Fidelity Investment Trust	Fidelity Nordic Fund
Fidelity Investment Trust	Fidelity Overseas Fund
Fidelity Investment Trust	Fidelity Pacific Basin Fund
Fidelity Investment Trust	Fidelity Southeast Asia Fund
Fidelity Investment Trust	Fidelity Total International Equity Fund
Fidelity Investment Trust	Fidelity Worldwide Fund
Fidelity Magellan Fund	Fidelity Magellan Fund
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts AMT Tax-Free Money Market Fund
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Income Fund
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Money Market Fund
Fidelity Money Market Trust	Retirement Government Money Market Portfolio
Fidelity Money Market Trust	Retirement Money Market Portfolio
Fidelity Mt. Vernon Street Trust	Fidelity Aggressive Growth Fund
Fidelity Mt. Vernon Street Trust	Fidelity Growth Company Fund
Fidelity Mt. Vernon Street Trust	Fidelity New Millennium Fund
Fidelity Municipal Trust	Fidelity Michigan Municipal Income Fund
Fidelity Municipal Trust	Fidelity Minnesota Municipal Income Fund
Fidelity Municipal Trust	Fidelity Municipal Income Fund
Fidelity Municipal Trust	Fidelity Ohio Municipal Income Fund
Fidelity Municipal Trust	Fidelity Pennsylvania Municipal Income Fund
Fidelity Municipal Trust	Fidelity Short-Intermediate Municipal Income Fund
Fidelity Municipal Trust II	Fidelity Michigan Municipal Money Market Fund
Fidelity Municipal Trust II	Fidelity Ohio Municipal Money Market Fund
Fidelity Municipal Trust II	Fidelity Pennsylvania Municipal Money Market Fund
Fidelity Newbury Street Trust	Prime Fund
Fidelity Newbury Street Trust	Tax-Exempt Fund
Fidelity Newbury Street Trust	Treasury Fund
Fidelity New York Municipal Trust	Fidelity New York Municipal Income Fund
Fidelity New York Municipal Trust II	Fidelity New York AMT Tax-Free Money Market Fund
Fidelity New York Municipal Trust II	Fidelity New York Municipal Money Market Fund
Fidelity Phillips Street Trust	Fidelity Cash Reserves
Fidelity Phillips Street Trust	Fidelity U.S. Government Reserves
Fidelity Puritan Trust	Fidelity Balanced Fund
Fidelity Puritan Trust	Fidelity Low-Priced Stock Fund
Fidelity Puritan Trust	Fidelity Puritan Fund
Fidelity Puritan Trust	Fidelity Value Discovery Fund
Fidelity Revere Street Trust	Fidelity Cash Central Fund
Fidelity Revere Street Trust	Fidelity Municipal Cash Central Fund
Fidelity Revere Street Trust	Fidelity Securities Lending Cash Central Fund
Fidelity Revere Street Trust	Fidelity Tax-Free Cash Central Fund
Fidelity School Street Trust	Fidelity Intermediate Municipal Income Fund
Fidelity Summer Street Trust	Fidelity New Markets Income Fund
Fidelity School Street Trust	Fidelity Strategic Income Fund
Fidelity Securities Fund	Fidelity Advisor Aggressive Growth Fund
Fidelity Securities Fund	Fidelity Blue Chip Growth Fund
Fidelity Securities Fund	Fidelity Blue Chip Value Fund
Fidelity Securities Fund	Fidelity Dividend Growth Fund
Fidelity Securities Fund	Fidelity Growth & Income Portfolio
Fidelity Securities Fund	Fidelity International Real Estate Fund
Fidelity Securities Fund	Fidelity Leveraged Company Stock Fund
Fidelity Securities Fund	Fidelity OTC Portfolio
Fidelity Securities Fund	Fidelity Real Estate Income Fund
Fidelity Securities Fund	Fidelity Small Cap Growth Fund
Fidelity Securities Fund	Fidelity Small Cap Opportunities Fund
Fidelity Securities Fund	Fidelity Small Cap Value Fund
Fidelity Select Portfolios	Air Transportation Portfolio
Fidelity Select Portfolios	Automotive Portfolio
Fidelity Select Portfolios	Banking Portfolio
Fidelity Select Portfolios	Biotechnology Portfolio
Fidelity Select Portfolios	Brokerage and Investment Management Portfolio
Fidelity Select Portfolios	Business Services and Outsourcing Portfolio
Fidelity Select Portfolios	Chemicals Portfolio
Fidelity Select Portfolios	Computers Portfolio
Fidelity Select Portfolios	Construction and Housing Portfolio
Fidelity Select Portfolios	Consumer Industries Portfolio
Fidelity Select Portfolios	Cyclical Industries Portfolio
Fidelity Select Portfolios	Defense and Aerospace Portfolio
Fidelity Select Portfolios	Developing Communications Portfolio
Fidelity Select Portfolios	Electronics Portfolio
Fidelity Select Portfolios	Energy Portfolio
Fidelity Select Portfolios	Energy Service Portfolio
Fidelity Select Portfolios	Environmental Portfolio
Fidelity Select Portfolios	Financial Services Portfolio
Fidelity Select Portfolios	Food and Agriculture Portfolio
Fidelity Select Portfolios	Gold Portfolio
Fidelity Select Portfolios	Health Care Portfolio
Fidelity Select Portfolios	Home Finance Portfolio
Fidelity Select Portfolios	Industrial Equipment Portfolio
Fidelity Select Portfolios	Industrial Materials Portfolio
Fidelity Select Portfolios	Insurance Portfolio
Fidelity Select Portfolios	Leisure Portfolio
Fidelity Select Portfolios	Medical Delivery Portfolio
Fidelity Select Portfolios	Medical Equipment and Systems Portfolio
Fidelity Fixed-Income Portfolios	Money Market Portfolio
Fidelity Select Portfolios	Multimedia Portfolio
Fidelity Select Portfolios	Natural Gas Portfolio
Fidelity Select Portfolios	Natural Resources Portfolio
Fidelity Select Portfolios	Networking and Infrastructure Portfolio
Fidelity Select Portfolios	Paper and Forest Products Portfolio
Fidelity Select Portfolios	Pharmaceuticals Portfolio
Fidelity Select Portfolios	Retailing Portfolio
Fidelity Select Portfolios	Software and Computer Services Portfolio
Fidelity Select Portfolios	Technology Portfolio
Fidelity Select Portfolios	Telecommunications Portfolio
Fidelity Select Portfolios	Transportation Portfolio
Fidelity Select Portfolios	Utilities Growth Portfolio
Fidelity Select Portfolios	Wireless Portfolio
Fidelity Summer Street Trust	Fidelity Capital & Income Fund
Fidelity Trend Fund	Fidelity Trend Fund
Fidelity Union Street Trust	Fidelity Arizona Municipal Income Fund
Fidelity Summer Street Trust	Fidelity Export and Multinational Fund
Fidelity Union Street Trust	Fidelity Maryland Municipal Income Fund
Fidelity Union Street Trust II	Fidelity AMT Tax-Free Money Fund
Fidelity Union Street Trust II	Fidelity Arizona Municipal Money Market Fund
Fidelity Union Street Trust II	Fidelity Municipal Money Market Fund
Massachusetts Municipal Depository Trust	Massachusetts Municipal Depository Trust
Variable Insurance Products Fund	Equity-Income Portfolio
Variable Insurance Products Fund	Growth Portfolio
Variable Insurance Products Fund	High Income Portfolio
Variable Insurance Products Fund V	Money Market Portfolio
Variable Insurance Products Fund	Overseas Portfolio
Variable Insurance Products Fund	Value Portfolio
Variable Insurance Products Fund V	Asset Manager Portfolio
Variable Insurance Products Fund V	Asset Manager: Growth Portfolio
Variable Insurance Products Fund II	Contrafund Portfolio
Variable Insurance Products Fund V	Investment Grade Bond Portfolio
Variable Insurance Products Fund III	Aggressive Growth Portfolio
Variable Insurance Products Fund III	Balanced Portfolio
Variable Insurance Products Fund III	Dynamic Capital Appreciation Portfolio
Variable Insurance Products Fund III	Growth & Income Portfolio
Variable Insurance Products Fund III	Growth Opportunities Portfolio
Variable Insurance Products Fund III	Mid Cap Portfolio
Variable Insurance Products Fund III	Value Strategies Portfolio
Variable Insurance Products Fund IV	Consumer Industries Portfolio
Variable Insurance Products Fund IV	Consumer Staples Portfolio
Variable Insurance Products Fund IV	Cyclical Industries Portfolio
Variable Insurance Products Fund IV	Financial Services Portfolio
Variable Insurance Products Fund IV	Growth Stock Portfolio
Variable Insurance Products Fund IV	Health Care Portfolio
Variable Insurance Products Fund IV	International Capital Appreciation Portfolio
Variable Insurance Products Fund IV	Materials Portfolio
Variable Insurance Products Fund IV	Natural Resources Portfolio
Variable Insurance Products Fund IV	Real Estate Portfolio
Variable Insurance Products Fund IV	Strategic Income Portfolio
Variable Insurance Products Fund IV	Technology Portfolio
Variable Insurance Products Fund IV	Telecommunications Portfolio
Variable Insurance Products Fund IV	Utilities Portfolio
Variable Insurance Products Fund IV	Value Leaders Portfolio

IN WITNESS WHEREOF, the undersigned have set their hands and seals this __ day of ____, 200_

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